Earnings per Unit and Cash Distributions	6 Months Ended
Jun. 30, 2015
Earnings Per Share [Abstract]
Earnings per Unit and Cash Distributions

11) Earnings per Unit and Cash Distributions

The calculations of basic and diluted earnings per unit (1) are presented below:

(US $ in thousands, except per unit data)	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Post IPO net income attributable to the members of KNOT Offshore Partners LP	$6,887	$2,497	$14,073	$8,921
Less: Distributions paid (2)	14,747	9,945	26,800	17,560
Under (over) distributed earnings	(7,860)	(7,448)	(12,727)	(8,639)
Under (over) distributed earnings attributable to:
Common unitholders	(5,292)	(4,788)	(8,569)	(5,371)
Subordinated unitholders	(2,411)	(2,511)	(3,903)	(3,095)
General Partner	(157)	(149)	(255)	(173)
Weighted average units outstanding (basic and diluted) (in thousands):
Common unitholders	15,346	8,719	14,581	8,643
Subordinated unitholders	8,568	8,568	8,568	8,568
General Partner	488	353	472	351
Earnings per unit (basic and diluted):
Common unitholders	$0.280	$0.140	$0.553	$0.505

Subordinated unitholders (3)	0.287	0.143	0.671	0.511

General Partner	0.262	0.141	0.557	0.507

Cash distributions declared and paid in the period per unit (4)	0.510	0.435	0.510	0.435
Subsequent event: Cash distributions declared and paid per unit relating to the period (5)	0.510	0.435	0.510	0.435

(1)	Earnings per unit have been calculated in accordance with the cash distribution provisions set forth in the Partnership’s Partnership Agreement.
(2)	This refers to distributions made or to be made in relation to the period irrespective of the declaration and payment dates and based on the number of units outstanding at the record date. This includes cash distributions to the IDR holder (KNOT) for the three months ended June 30, 2015 and 2014 of $0.5 million and of $0.0 million, respectively, and for the six months ended June 30, 2015 and 2014 of $0.9 million and of $0.0 million, respectively.
(3)	This includes the net income attributable to the IDR holder. The IDRs generally may not be transferred by KNOT until March 31, 2018. The net income attributable to IDRs for the three months ended June 30, 2015 and 2014 is $0.5 million and $0.0 million, respectively, and for the six months ended June 30, 2015 and 2014 is $0.9 million and $0.0 million, respectively.
(4)	Refers to cash distributions declared and paid during the period.
(5)	Refers to cash distributions declared and paid subsequent to the period end.

As of June 30, 2015, 67.3% of the Partnership’s total number of units outstanding representing limited partner interests were held by the public (in the form of 18,807,500 common units, representing 100% of the Partnership’s common units) and 30.7% of such units were held by KNOT (in the form of 8,567,500 subordinated units, representing 100% of the Partnership’s subordinated units). In addition, KNOT, through its ownership of the General Partner, held the 2% general partner interest (in the form of 558,674 general partner units).

Earnings per unit are determined by dividing net income by the weighted-average number of units outstanding during the applicable period. The General Partner’s, common unitholders’ and subordinated unitholders’ interest in net income are calculated as if all net income was distributed according to the terms of the Partnership Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income. Rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business, including reserves for maintenance and replacement capital expenditures and anticipated capital requirements. In addition, KNOT, as the initial holder of all IDRs, has the right, at the time when there are no subordinated units outstanding and it has received incentive distributions at the highest level to which it is entitled (48.0% for each of the prior four consecutive fiscal quarters), to reset the initial cash target distribution levels at higher levels based on the distribution at the time of the exercise of the reset election. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency gains and losses.

Under the Partnership Agreement, during the subordination period, the common units will have the right to receive distributions of available cash from operating surplus in an amount equal to the minimum quarterly distribution of $0.375 per unit per quarter, plus arrearages in the payment of the minimum quarterly distribution on the common units from prior quarters, before any distributions of available cash from operating surplus may be made on the subordinated units.

Distributions of available cash from operating surplus will be made in the following manner for any quarter during the subordination period:

•	first, 98.0% to the common unitholders, pro rata, and 2.0% to the General Partner, until each outstanding common unit has received a minimum quarterly distribution of $0.375;

•	second, 98.0% to the common unitholders, pro rata, and 2.0% to the General Partner, until each outstanding common unit has received an amount equal to any arrearages in payment of the minimum quarterly distribution on the common units for prior quarters during the subordination period; and

•	third, 98.0% to the subordinated unitholders, pro rata, and 2.0% to the General Partner until each subordinated unit has received a minimum quarterly distribution of $0.375.

In addition, KNOT currently holds all of the IDRs in the Partnership. IDRs represent the rights to receive an increasing percentage of quarterly distributions of available cash from operating surplus after the minimum quarterly distribution and the target distribution levels have been achieved.

If for any quarter:

•	the Partnership has distributed available cash from operating surplus to the common and subordinated unitholders in an amount equal to the minimum quarterly distribution; and

•	the Partnership has distributed available cash from operating surplus on outstanding common units in an amount necessary to eliminate any cumulative arrearages in payment of the minimum quarterly distribution.

then, the Partnership will distribute any additional available cash from operating surplus for that quarter among the unitholders and the General Partner in the following manner:

•	first, 98.0% to all unitholders, pro rata, and 2.0% to the General Partner, until each unitholder receives a total of $0.43125 per unit for that quarter (the “first target distribution”);

•	second, 85.0% to all unitholders, pro rata, 2.0% to the General Partner and 13.0% to the holders of the IDRs, pro rata, until each unitholder receives a total of $0.46875 per unit for that quarter (the “second target distribution”);

•	third, 75.0% to all unitholders, pro rata, 2.0% to the General Partner and 23.0% to the holders of the IDRs, pro rata, until each unitholder receives a total of $0.5625 per unit for that quarter (the “third target distribution”); and

•	thereafter, 50.0% to all unitholders, pro rata, 2.0% to the General Partner and 48.0% to the holders of the IDRs, pro rata.

In each case, the amount of the target distribution set forth above is exclusive of any distributions to common unitholders to eliminate any cumulative arrearages in payment of the minimum quarterly distribution. The percentage interests set forth above assume that the General Partner maintains its 2.0% general partner interest and that the Partnership does not issue additional classes of equity securities.